EXHIBIT 10.8


THIS WARRANT IS NON-TRANSFERABLE, SUBJECT TO LIMITED EXCEPTIONS. NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO CHILCO RIVER HOLDINGS, INC. THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.


                           CHILCO RIVER HOLDINGS, INC.

                                NON-TRANSFERABLE
                                 CLASS A WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK

Certificate No.:  A-000?                               * Shares of Common Stock

                                                                January *, 2006


     For value received, ______________________, its successors or permitted assigns ("Holder"), is entitled to purchase from CHILCO RIVER HOLDINGS, INC. a Nevada corporation, of 355 Lemon Ave., Suite C, Walnut, CA 91789, a Nevada corporation (the "Company"), up to _________ fully paid and nonassessable shares of the Company's common stock (the "Common Stock") or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of $2.00 per share until 5:00 p.m. (California time) on January , 2007, and thereafter, subject to adjustments as noted below (the "Warrant Exercise Price").

     This warrant is subject to the following terms and conditions:

     1. Exercise. The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, by payment to it by cash, certified check or bank draft of the Warrant Exercise Price for the shares to be purchased and by delivery of a subscription agreement, an investment letter and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and any state securities law. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

Notwithstanding anything to the contrary set forth in this warrant, at no time may a Holder of this warrant exercise this warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this warrant providing the Issuer with sixty-one (61) days notice (the "Waiver Notice") that such Holder would like to waive this paragraph with regard to any or all shares of Common Stock issuable upon exercise of this warrant, this paragraph will be of no force or effect with regard to all or a portion of the warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this warrant.

     2. Shares. All shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

     The shares of Common Stock to be issued to the Holder upon exercise of the rights represented by this warrant shall be issued pursuant to an exemption from registration under the Securities Act and applicable securities law. As such, the shares will be "restricted securities" within the meaning of Rule 144 of the Securities Act, and the share certificates representing the shares are to be legended as follows:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION

     REQUIREMENTS UNDER THE 1933 ACT IN ACCORDANCE WITH RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

     3. Adjustment. The Warrant Exercise Price and the number of shares of Common Stock shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

          (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

          (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

          (c) If and whenever the Company shall (i) issue or sell any shares of Common Stock for a consideration per share less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale,
     (ii) issue or sell any warrants,
     options or other rights to acquire shares of Common Stock at a purchase price less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale or (iii) issue or sell any other securities that are convertible into shares of Common Stock for a purchase or exchange price less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale (except for the issuance or sale of shares of Common Stock pursuant to the exercise of employee stock options that may be granted pursuant to employee stock option plans adopted by the Company's Board of Directors as of the date of this Warrant), then, upon such issuance or sale, the Warrant Exercise Price shall be reduced to the price at which such shares of Common Stock are being issued or sold by the Company or the price at which such other securities are exercisable or convertible into shares of Common Stock.

          (d) If the Company takes any other action, of if any other event occurs, which does not come within the scope of the provisions of Section 3(a), (b) or (c), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

          (e) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          (f) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof to the Holder stating the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4. No Rights as Shareholder. This warrant shall not entitle the Holder to any rights as a shareholder of the Company.

     5. Transfer. This warrant and all rights hereunder are non-transferable, except as otherwise required by law; provided however, the holder of the Warrants may transfer the Warrant to a family trust, family member or
corporation   controlled  by  the   shareholder,   or  if  a  corporation,   its
shareholders.

     6. Neither the Warrants nor the shares of Common Stock issuable upon exercise thereof have been or will be registered under the Securities Act or under the laws of any state of the United States. The Warrants and the shares of Common Stock issuable upon exercise thereof have not been recommended by any U.S. or foreign securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or confirmed the adequacy of this document. Any representation to the contrary is a criminal offense. The Warrants represented by this Warrant Certificate may only be exercised by or on behalf of a Holder who, at the time of exercise, either:

     (a) provides written certification that (i) at the time of exercise it is not within the United States and (ii) it is not exercising any of the Warrants represented by this Warrant Certificate by or on behalf of any person within the United States;

     (b) provides written confirmation that it was the original purchaser in the Company's private placement of the Units under which the Warrants were issued and the representations and warranties made to the Company in connection with the acquisition of the Units remain true and correct on the date of exercise; or

     (c) provides a written opinion of counsel, in a form acceptable to the Company, acting reasonably, that the shares of Common Stock to be delivered upon exercise of the Warrants are exempt from the registration requirements under the Securities Act and the securities laws of all applicable states of the United States.

     7. Notices. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid: in the case of the Company, addressed to its corporate headquarters, at 355 Lemon Ave., Suite C, Walnut, CA 91789 , until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated:  January __, 2006


                                    CHILCO RIVER HOLDINGS, INC.


                                    By:   __________________________________

                                    Its:  __________________________________


_____________________
(Warrant Holder)

_____________________
_____________________

                                WARRANT EXERCISE

                (To be signed only upon exercise of this warrant)

The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of Common Stock of CHILCO RIVER HOLDINGS, INC. , to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ___________________, whose address is set forth below the signature of the undersigned.


In connection with this exercise: (check one):

[ ]  1.   The undersigned  hereby  certifies that (i) at the time of exercise it is not within the United States and (ii) it is not exercising any of the Warrants represented by this Warrant Certificate by or on behalf of any person within the United States.

[ ]  2.   The  undersigned was the original  purchaser in the Company's  private placement of the Units under which the Warrants were issued, and the representations and warranties made to the Corporation in connection with the acquisition of the Units remain true and correct on the Exercise Date.

[ ]  3.   The undersigned is delivering a written opinion of U.S. Counsel to the effect that the Warrants and the shares of Common Stock to be delivered upon exercise hereof are exempt from the registration requirements under the United States Securities Act of 1933, as amended, and the securities laws of all applicable states of the United States.


Dated: _____________________

                                               _______________________________
                                               Signature



If shares are to be issued other             Social Security or other Tax
than to Holder:                              Identification No.

__________________________________           __________________________________
__________________________________
__________________________________
__________________________________
Please print present name and address